EXHIBIT 10f.

                                                              September 19, 1997

                     RV OFFICER INCENTIVE COMPENSATION PLAN

                                GROUP A - OFFICER
                             FISCAL PERIOD 1997-1998

                           WINNEBAGO INDUSTRIES, INC.
                                FOREST CITY, IOWA

PURPOSE

The purpose of this plan is to provide greater incentive to employees in officer positions, who contribute to the success of the Company, by enabling them to participate in that success, and to aid in attracting and retaining employees who will contribute to the progress and profitability of the Company.

It is the purpose of this plan to attract, obtain, develop, motivate, and retain capable officer personnel, stimulate constructive and imaginative thinking, and otherwise contribute to the growth and profits of the corporation

ADMINISTRATION

The plan prior to each new fiscal year must meet the approval of the Human Resource Committee of the Board of Directors. The Human Resource Committee may establish such rules and regulations as it deems necessary for proper administration of this plan and may amend or revoke any rule or regulation so established.

PARTICIPANTS

Recommendation of a participant must be made by the President of Winnebago Industries, Inc.

MINIMUM QUALIFICATIONS REQUIRED OF PARTICIPANTS:

1. Participant must be an officer with specific responsibilities which can impact the corporation

2. Participants must be employed for the entire fiscal year to be eligible for the bonus and in addition, participant must be employed at the time the bonus is paid except as waived by the Human Resource Committee.

NATURE OF THE PLAN

The incentive award is based on the performance of the CORPORATION.

This is a bonus based upon the Company's attainment of a predetermined profit goal for the fiscal quarter. The profit goal is to be recommended by the Human Resource Committee and approved by the Board of Directors each quarter at the beginning of the fiscal quarter.


PS433/1

Officer Incentive Compensation Plan
Page Two


The profit goal, for purposes of this plan, will be the "Incentive Compensation Profit" which shall mean the combined gross income from the operation of the Company less the combined expenses, deductions and credits of the Company attributable to such operations. In computing the incentive compensation profit, no deduction shall be taken or allowance made for federal or state income taxes, or any expenses associated with retirement plans or incentive compensation plans. Incentive awards are determined in proportion to the actual operating profit generated for the quarter in relation to the profit goal that was set. If the operating profit achieved is less than 80 percent of goal set, no bonus is paid and the maximum bonus paid at 120 percent of the profit goal.

METHOD OF PAYMENT

The quarterly amount of a participant's incentive compensation for the quarter shall be the percentage of the total amount of base salary received by the individual the fiscal quarter when he was a participant in the plan. 60% of the quarterly amount of the earned bonus will be paid within 45 days after the close of the fiscal quarter and the remainder of the bonus due will be paid after the books have been audited at the end of the fiscal year providing the Company has made its objective in each quarter.
Bonuses will be paid as follows:

               NUMBER OF QUARTERS                   AMOUNT OF THE BONUS
               OBJECTIVE WAS MADE                   HOLDBACK TO BE PAID
           ---------------------------           --------------------------

                       1                                    25%
                       2                                    50%
                       3                                    75%
                       4                                   100%

The attached quarterly bonus formula developed for the Officers Group I of Winnebago Industries provides a 40 percent bonus calculation for a 100 percent achievement of operating profit.

A participant must be employed by Winnebago Industries on August 28, 1998 to be eligible for any previous quarterly or holdback allocations.

Approved By:



  /s/ Fred G. Dohrmann                                            10-15-97
------------------------------                                    -------------
Fred G. Dohrmann                                                  Dated
C.E.O. & Chairman of the Board



  /s/ Joseph M. Shuster                                           10-15-97
------------------------------                                    -------------
Joseph M. Shuster                                                 Dated
Chairperson, Human Resource Committee
of the Winnebago Board of Directors

PS433/2

                                                              September 19, 1997

               RV EXECUTIVE MANAGEMENT INCENTIVE COMPENSATION PLAN

                               GROUP B - EXECUTIVE
                             FISCAL PERIOD 1997-1998

                           WINNEBAGO INDUSTRIES, INC.
                                FOREST CITY, IOWA

PURPOSE

The purpose of this plan is to provide greater incentive to employees in managerial positions, who contribute to the success of the Company, by enabling them to participate in that success, and to aid in attracting and retaining employees who will contribute to the progress and profitability of the Company.

It is the purpose of this plan to attract, obtain, develop, motivate, and retain capable managerial personnel, stimulate constructive and imaginative thinking, and otherwise contribute to the growth and profits of the corporation.

ADMINISTRATION

The plan prior to each new fiscal year must meet the approval of the Human Resource Committee of the Board of Directors. The Human Resource Committee may establish such rules and regulations as it deems necessary for proper administration of this plan and may amend or revoke any rule or regulation so established.

PARTICIPANTS

Recommendation of a participant must be made by the Vice President that has the responsibility for the specific unit or group which the proposed participant is a member. The Vice President must justify direct dependence of recommended employee's influence, performance and achievements, which could determine the success of that unit or group and employee must be considered a direct link to the success and profitability of the corporation.

MINIMUM QUALIFICATIONS REQUIRED OF PARTICIPANTS:

1.       Participant must be in Labor Grade Number 70 or above.

2. Participant must be in the capacity of a staff supervisor or manager of a specific unit or group with specific responsibilities which can impact the corporation.

3. Participants must be employed for the entire fiscal year to be eligible for the bonus and in addition, participant must be employed at the time the bonus is paid except as waived by the Human Resource Committee.

Appointment of participants to the "Executive Management Incentive Compensation Plan" will be recommended by the President to the Human Resource Committee for approval based on meeting the aforementioned qualifications and upon recommendation of the respective Vice President.

NATURE OF THE PLAN

The incentive award is based on the performance of the CORPORATION.

This is a bonus based upon the Company's attainment of a predetermined profit goal for the fiscal quarter. The profit goal is to be recommended by the Human Resource Committee and approved by the Board of Directors each quarter at the beginning of the fiscal quarter.

PS432/1

Executive Management Incentive Compensation Plan
Page Two


The profit goal, for purposes of this plan, will be the "Incentive Compensation Profit" which shall mean the combined gross income from the operation of the Company less the combined expenses, deductions and credits of the Company attributable to such operations. In computing the incentive compensation profit, no deduction shall be taken or allowance made for federal or state income taxes, or any expenses associated with retirement plans or incentive compensation plans. Incentive awards are determined in proportion to the actual operating profit generated for the quarter in relation to the profit goal that was set. If the operating profit achieved is less than 80 percent of goal set, no bonus is paid and the maximum bonus paid at 120 percent of the profit goal.

METHOD OF PAYMENT

The quarterly amount of a participant's incentive compensation for the quarter shall be the percentage of the total amount of base salary received by the individual the fiscal quarter when he was a participant in the plan. 60% of the quarterly amount of the earned bonus will be paid within 45 days after the close of the fiscal quarter and the remainder of the bonus due will be paid after the books have been audited at the end of the fiscal year providing the Company has made its objective in each quarter.
Bonuses will be paid as follows:

               NUMBER OF QUARTERS                      AMOUNT OF THE BONUS
               OBJECTIVE WAS MADE                      HOLDBACK TO BE PAID
            --------------------------              --------------------------

                        1                                      25%
                        2                                      50%
                        3                                      75%
                        4                                     100%

The attached quarterly bonus formula developed for the Executive Group II of Winnebago Industries provides a 30 percent bonus calculation for a 100 percent achievement of operating profit.

A participant must be employed by Winnebago Industries on August 28, 1998 to be eligible for any previous quarterly or holdback allocations.

Approved By:



/s/ Fred G. Dohrmann                                              10-15-97
------------------------------                                    -------------
Fred G. Dohrmann                                                  Dated
C.E.O. & Chairman of the Board



  /s/ Joseph M. Shuster                                           10-15-97
------------------------------                                    -------------
Joseph M. Shuster                                                 Dated
Chairperson, Human Resource Committee
of the Winnebago Board of Directors

PS432/2

                                                              September 19, 1997

                    RV MANAGEMENT INCENTIVE COMPENSATION PLAN

                              GROUP C - MANAGEMENT
                             FISCAL PERIOD 1997-1998

                           WINNEBAGO INDUSTRIES, INC.
                                FOREST CITY, IOWA

PURPOSE

The purpose of this plan is to provide greater incentive to employees in managerial positions, who contribute to the success of the Company, by enabling them to participate in that success, and to aid in attracting and retaining employees who will contribute to the progress and profitability of the Company.

It is the purpose of this plan to attract, obtain, develop, motivate, and retain capable managerial personnel, stimulate constructive and imaginative thinking, and otherwise contribute to the growth and profits of the corporation

ADMINISTRATION

The plan prior to each new fiscal year must meet the approval of the Human Resource Committee of the Board of Directors. The Human Resource Committee may establish such rules and regulations as it deems necessary for proper administration of this plan and may amend or revoke any rule or regulation so established.

PARTICIPANTS

Recommendation of a participant must be made by the Vice President member that has the responsibility for the specific unit or group which the proposed participant is a member. The Vice President must justify direct dependence of recommended employee's influence, performance and achievements, which could determine the success of that unit or group and employee must be considered a direct link to the success and profitability of the corporation.

MINIMUM QUALIFICATIONS REQUIRED OF PARTICIPANTS:

1. Participant must be in the capacity of a manager of a specific unit or group with budget responsibilities and specific responsibilities which significantly can impact the corporation.

2. Participants must be employed for the entire fiscal year to be eligible for the bonus and in addition, participant must be employed at the time the bonus is paid except as waived by the Human Resource Committee.

Appointment of participants to the "Management Incentive Compensation Plan" will be recommended by the President to the Human Resource Committee for approval based on meeting the aforementioned qualifications and upon recommendation of the respective Vice President.

NATURE OF THE PLAN

The incentive award is based on the performance of the CORPORATION.

This is a bonus based upon the Company's attainment of a predetermined profit goal for the fiscal quarter. The profit goal is to be recommended by the Human Resource Committee and approved by the Board of Directors each quarter at the beginning of the fiscal quarter.


PS434/1

Management Incentive Compensation Plan
Page Two


The profit goal, for purposes of this plan, will be the "Incentive Compensation Profit" which shall mean the combined gross income from the operation of the Company less the combined expenses, deductions and credits of the Company attributable to such operations. In computing the incentive compensation profit, no deduction shall be taken or allowance made for federal or state income taxes, or any expenses associated with retirement plans or incentive compensation plans.

METHOD OF PAYMENT

The quarterly amount of a participant's incentive compensation for the quarter shall be the percentage of the total amount of base salary received by the individual the fiscal quarter when he was a participant in the plan. 60% of the quarterly amount of the earned bonus will be paid within 45 days after the close of the fiscal quarter and the remainder of the bonus due will be paid after the books have been audited at the end of the fiscal year providing the Company has made its objective in each quarter.
Bonuses will be paid as follows:

          NUMBER OF QUARTERS                      AMOUNT OF THE BONUS
          OBJECTIVE WAS MADE                      HOLDBACK TO BE PAID
       --------------------------             ----------------------------

                  1                                      25%
                  2                                      50%
                  3                                      75%
                  4                                     100%

A participant must be employed by Winnebago Industries on August 28, 1998 to be eligible for any previous quarterly or holdback allocations.

Incentive awards are determined in proportion to the actual operating profit generated for the quarter in relation to the profit goal that was set. If the operating profit achieved is less than 80 percent of goal set, no bonus is paid and the maximum bonus paid at 120 percent of the profit goal.

The attached quarterly bonus formula developed for the Management Group III of Winnebago Industries provides a 20 percent bonus calculation for a 100 percent achievement of operating profit.

Approved By:



/s/ Fred G. Dohrmann                                              10-15-97
------------------------------                                    -------------
Fred G. Dohrmann                                                  Dated
C.E.O. & Chairman of the Board



  /s/ Joseph M. Shuster                                           10-15-97
------------------------------                                    -------------
Joseph M. Shuster                                                 Dated
Chairperson, Human Resource Committee
of the Winnebago Board of Directors

PS434/2